EX-99.23(h)(31)

                                    AMENDMENT
                                       TO
                            TRANSFER AGENCY AGREEMENT
                                     BETWEEN
                              JNL VARIABLE FUND LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     AMENDMENT made as of this 3rd day of December, 2007, by and between JNL Variable Fund LLC, a Delaware limited liability corporation ("the Variable Fund"), and Jackson National Asset Management, LLC, a Michigan limited liability company ("JNAM").

                                   WITNESSETH

     WHEREAS, the Variable Fund and JNAM entered into a Transfer Agency Agreement (the "Agreement") dated January 31, 2001.

     WHEREAS, under the terms of the Agreement, JNAM renders certain transfer agency and other services to units of beneficial interest in separate Funds ("Fund") of the Variable Fund and the owners of record thereof.

     WHEREAS, the parties agree to amend the Agreement to reflect the name changes of two funds: 1) JNL/Mellon Capital Management Value Line(R) 25 Fund to JNL/Mellon Capital Management Value Line(R) 30 Fund; and 2) JNL/Mellon Capital Management Nasdaq(R) 15 Fund to JNL/Mellon Capital Management Nasdaq(R) 25 Fund.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with Exhibit A dated December 3, 2007, attached hereto.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.

ATTEST:                             JNL VARIABLE FUND LLC


_______________________________     By:________________________________
                                           Susan S. Rhee
                                    Title: Vice President, Counsel and Secretary


ATTEST:                             JACKSON NATIONAL ASSET
                                    MANAGEMENT, LLC



_______________________________     By:________________________________
                                            Mark. D. Nerud
                                    Title:  President

                                    EXHIBIT A
                                  LIST OF FUNDS
                                December 3, 2007

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                  JNL/Mellon Capital Management Dow SM 10 Fund
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                  JNL/Mellon Capital Management S&P(R) 10 Fund
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                  JNL/Mellon Capital Management Global 15 Fund
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                      JNL/Mellon Capital Management 25 Fund
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               JNL/Mellon Capital Management Select Small-Cap Fund
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                 JNL/Mellon Capital Management Nasdaq(R) 25 Fund
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               JNL/Mellon Capital Management Value Line(R) 30 Fund
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                JNL/Mellon Capital Management DowSM Dividend Fund
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                  JNL/Mellon Capital Management S&P(R) 24 Fund
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                     JNL/Mellon Capital Management VIP Fund
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                    JNL/Mellon Capital Management JNL 5 Fund
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               JNL/Mellon Capital Management JNL Optimized 5 Fund
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                JNL/Mellon Capital Management S&P(R) SMid 60 Fund
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           JNL/Mellon Capital Management NYSE(R) International 25 Fund
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            JNL/Mellon Capital Management Communications Sector Fund
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            JNL/Mellon Capital Management Consumer Brands Sector Fund
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               JNL/Mellon Capital Management Oil & Gas Sector Fund
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               JNL/Mellon Capital Management Financial Sector Fund
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              JNL/Mellon Capital Management Healthcare Sector Fund
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              JNL/Mellon Capital Management Technology Sector Fund
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